16. RELATED PARTY TRANSACTIONS	6 Months Ended
Jun. 30, 2013
Related Party Transactions [Abstract]
16. RELATED PARTY TRANSACTIONS

Related Party Receivables and Payables

The Company borrowed cash and had operating expenses paid on their behalf by members of management and affiliates of management during the year ended December 31, 2011 at 0% interest for periods less than a year.  These transactions were incurred to provide the Company with positive cash flows throughout the year due to timing of revenues and expenses.  As of December 31, 2011 the Company did not owe any amounts to the related parties. During the year ended December 31, 2012, the Company did not borrow or owe any amounts to the related parties.

Related Party Note Payable

In May 2012, the Company issued a $909,090 promissory note due on May 1, 2013 to a significant stockholder of the Company. The note carried an interest rate of 10.0% per annum and was sold for approximately $789,000, net of debt issuance costs of approximately $11,000. The Company opted to repay the note and the related interest in July 2012, which allowed the Company to cancel the note for cash consideration of $800,000 or 88% of the face value. Interest expense from the note payable for the year ended December 31, 2012 was approximately $18,000.

Related Party Credit Agreement (unaudited)

On March 29, 2013, the Company entered a credit agreement with SOSventures, LLC providing for a term loan through February 16, 2016 in an amount up to $10,000,000 at a 17.00% interest rate through March 29, 2014 and 22.00% interest rate thereafter. The loan under this agreement will be secured by a second lien on the Company’s assets. The Company may not incur further indebtedness beyond this loan and the Credit Agreement without the consent of SOS Ventures, until such time as the SOS Ventures loan is fully repaid. As of June 30, 2013, the Company has not yet borrowed any funds under this credit agreement.

Transactions with Members of Management

During the year ended December 31, 2011, the Company rented drilling pipe from a company that is owned by members of Company management. For the year ended December 31, 2011, the Company incurred approximately $61,000 in costs capitalized into oil and natural gas properties. At December 31, 2011, the Company owed approximately $20,000 to this related party. The payable balance is presented as part of accounts payable and accrued liabilities on the accompanying consolidated balance sheets. Subsequent to December 31, 2011, the Company has not utilized this vendor.

Management Fees and Performance Reallocation

Through the Roll-up Date, the Common Controlled Entities incurred a management fee, calculated and payable annually in advance, equal to 2.00% of the greater of the total capital commitments or total capital contributions determined as of the beginning of each calendar quarter. The management fee was payable to the management company of the Common Controlled Entities. For the year ended December 31, 2011, the Common Controlled Entities incurred approximately $138,000 in management fees.

Through the Roll-up Date and subject to certain limitations, generally 20% of the interest income allocated to the Common Controlled Entities was reallocated to management of the Common Controlled Entities.

Related Party Participation Rights

The Company provides participation rights to certain related parties, which given these related parties the ability to be direct working interest owners in the Company’s drilling activities.

Related Party Overriding Royalty Interest Purchase

On January 20, 2012, the Company agreed to reacquire overriding royalty interests (“ORRI”) in oil and natural gas wells the Company currently operates, from a related party, for cash consideration of $700,000.